Schedule of Reconciliation of Statutory Federal Income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Book income (loss)	$ (2,239)	$ (2,320)
Non deductible other expenses (M&E 50% and penalties)	1	1
State income taxes, net of federal tax benefit	(295)	(246)
Valuation allowance	2,540	2,565
Total Income Tax Provision